                                                 Commerce Bancorp, Inc. and Subsidiaries
                                                       Consolidated Balance Sheets
                                                               (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                      September 30,  June 30,  Linked Quarter September 30,
                                                                      --------------------------------------------------------------
                (dollars in thousands)                                   2004          2004        % Change       2003      % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets          Cash and due from banks                               $1,069,318     $1,081,459        (1)%    $775,696         38%
                Federal funds sold                                       255,000          8,500     2,900             0         0
                                                                      --------------------------------------------------------------
                              Cash and cash equivalents                1,324,318      1,089,959        22       775,696        71
                Loans held for sale                                       36,740         41,047       (10)       94,596       (61)
                Trading securities                                       245,258        182,105        35       220,433        11
                Securities available for sale                         12,692,985     12,131,104         5    10,416,934        22
                Securities held to maturity                            4,080,134      3,772,204         8     2,102,235        94
                Loans:
                            Commercial real estate:
                               Investor developer                      1,391,812      1,308,103         6     1,087,956        28
                               Residential construction                  182,443        174,431         5       125,652        45
                                                                      --------------------------------------------------------------
                                                                       1,574,255      1,482,534         6     1,213,608        30
                            Commercial loans:
                               Term                                    1,184,854      1,111,848         7       887,687        33
                               Line of credit                          1,105,510      1,046,104         6       840,736        31
                               Demand                                          0              0         0         1,080      (100)
                                                                      --------------------------------------------------------------
                                                                       2,290,364      2,157,952         6     1,729,503        32
                            Owner-occupied                             1,913,351      1,805,336         6     1,535,906        25
                                                                      --------------------------------------------------------------
                                                                       4,203,715      3,963,288         6     3,265,409        29
                            Consumer:
                               Mortgages (1-4 family residential)      1,216,110      1,111,049         9       842,321        44
                               Installment                               136,538        134,710         1       140,337        (3)
                               Home equity                             1,712,733      1,573,454         9     1,306,462        31
                               Credit lines                               67,616         65,421         3        55,931        21
                                                                      --------------------------------------------------------------
                                                                       3,132,997      2,884,634         9     2,345,051        34
                                                                      --------------------------------------------------------------
                                  Total loans                          8,910,967      8,330,456         7     6,824,068        31
                            Less allowance for loan losses               131,529        124,688         5       103,592        27
                                                                      --------------------------------------------------------------
                                                                       8,779,438      8,205,768         7     6,720,476        31
                Bank premises and equipment, net                         963,459        906,455         6       754,253        28
                Other assets                                             309,149        410,029       (25)      274,546        13
                                                                      --------------------------------------------------------------
                                                                      $28,431,481   $26,738,671         6%  $21,359,169        33%
                                                                      ==============================================================

Liabilities     Deposits:
                            Demand:
                              Noninterest-bearing                     $6,047,322     $5,622,574          8 % $4,323,354        40 %
                              Interest-bearing                        10,886,783      9,632,178         13    7,622,949        43
                            Savings                                    6,104,644      5,597,767          9    4,175,377        46
                            Time                                       3,202,883      3,209,229         (0)   3,433,417        (7)
                                                                      --------------------------------------------------------------
                              Total deposits                          26,241,632     24,061,748          9   19,555,097        34

                Other borrowed money                                     165,853        944,040        (82)     155,849         6
                Other liabilities                                        274,377        204,768         34      213,661        28
                Convertible Trust Capital Securities - Commerce
                 Capital Trust II                                        200,000        200,000          0      200,000         0
                                                                      --------------------------------------------------------------
                                                                      26,881,862     25,410,556          6   20,124,607        34

Stockholders'   Common stock                                              79,436         78,658          1       75,806         5
Equity          Capital in excess of par or stated value                 967,296        936,539          3      824,255        17
                Retained earnings                                        501,477        446,260         12      303,221        65
                Accumulated other comprehensive income                    12,748       (122,003)      (110)      36,523       (65)
                                                                      --------------------------------------------------------------
                                                                       1,560,957      1,339,454         17    1,239,805        26

                Less treasury stock, at cost                              11,338         11,339         (0)       5,243       116
                                                                      --------------------------------------------------------------
                              Total stockholders' equity               1,549,619      1,328,115         17    1,234,562        26
                                                                      --------------------------------------------------------------
                                                                      $28,431,481   $26,738,671          6 % $21,359,169       33 %
                                                                      ==============================================================

                                                               Commerce Bancorp, Inc. and Subsidiaries
                                                                     Consolidated Balance Sheets
                                                                             (unaudited)



------------------------------------------------------------------------------------------------------------------------------------
                 (dollars in thousands)    September 30,    June 30, 2004                                 September 30, 2003
                                           -----------------------------------------------------------------------------------------
                                              2004             Actual       $ Change     % Change    Actual     $ Change    % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets
       Cash and due from banks               $1,069,318        $1,081,459      ($12,141)     (1)%   $775,696      $293,622      38%
       Federal funds sold                       255,000             8,500       246,500   2,900            0       255,000       0
                                            ----------------------------------------------------------------------------------------
            Cash and cash equivalents         1,324,318         1,089,959       234,359      22      775,696       548,622      71
       Loans held for sale                       36,740            41,047        (4,307)    (10)      94,596       (57,856)    (61)
       Trading securities                       245,258           182,105        63,153      35      220,433        24,825      11
       Securities available for sale         12,692,985        12,131,104       561,881       5   10,416,934     2,276,051      22
       Securities held to maturity            4,080,134         3,772,204       307,930       8    2,102,235     1,977,899      94

       Loans                                  8,910,967         8,330,456       580,511       7    6,824,068     2,086,899      31
            Less allowance for loan losses      131,529           124,688         6,841       5      103,592        27,937      27
                                            ----------------------------------------------------------------------------------------
                                              8,779,438         8,205,768       573,670       7    6,720,476     2,058,962      31
            Reserve %                             1.48%             1.50%                              1.52%
       Bank premises and equipment, net         963,459           906,455        57,004       6      754,253       209,206      28
       Other assets                             309,149           410,029      (100,880)    (25)     274,546        34,603      13
                                            ----------------------------------------------------------------------------------------
                                            $28,431,481       $26,738,671    $1,692,810       6% $21,359,169    $7,072,312      33%
                                            ========================================================================================

Liabilities
       Deposits:
            Demand:
              Noninterest-bearing            $6,047,322        $5,622,574      $424,748       8%  $4,323,354    $1,723,968      40%
              Interest-bearing               10,886,783         9,632,178     1,254,605      13    7,622,949     3,263,834      43
            Savings                           6,104,644         5,597,767       506,877       9    4,175,377     1,929,267      46
            Time                              3,202,883         3,209,229        (6,346)     (0)   3,433,417      (230,534)     (7)
                                            ----------------------------------------------------------------------------------------
              Total deposits                 26,241,632        24,061,748     2,179,884       9   19,555,097     6,686,535      34

            Core deposits                    25,108,705        23,108,553     2,000,152       9   18,595,755     6,512,950      35

       Total other liabilities                  640,230         1,348,808      (708,578)    (53)     569,510        70,720      12
                                            ----------------------------------------------------------------------------------------
                                             26,881,862        25,410,556     1,471,306       6   20,124,607     6,757,255      34

Stockholders' Equity                          1,549,619         1,328,115       221,504      17    1,234,562       315,057      26
                                            ----------------------------------------------------------------------------------------

                                            $28,431,481       $26,738,671    $1,692,810       6% $21,359,169    $7,072,312      33%
                                            ========================================================================================


                                    Commerce Bancorp, Inc. and Subsidiaries
                                          Consolidated Balance Sheets
                                                  (unaudited)


----------------------------------------------------------------------------------------------------------------
                                                                                   September 30,   December 31,
                                                                                   -----------------------------
                  (dollars in thousands)                                               2004            2003
----------------------------------------------------------------------------------------------------------------

Assets            Cash and due from banks                                            $1,069,318        $910,092
                  Federal funds sold                                                    255,000               0
                                                                                   -----------------------------
                                Cash and cash equivalents                             1,324,318         910,092
                  Loans held for sale                                                    36,740          42,769
                  Trading securities                                                    245,258         170,458
                  Securities available for sale                                      12,692,985      10,650,655
                  Securities held to maturity                                         4,080,134       2,490,484
                                 (market value 09/04-$4,069,903; 12/03-$2,467,192)
                  Loans                                                               8,910,967       7,440,576
                              Less allowance for loan losses                            131,529         112,057
                                                                                   -----------------------------
                                                                                      8,779,438       7,328,519
                  Bank premises and equipment, net                                      963,459         811,451
                  Other assets                                                          309,149         307,752
                                                                                   -----------------------------
                                                                                    $28,431,481     $22,712,180
                                                                                   =============================

Liabilities       Deposits:
                              Demand:
                                Noninterest-bearing                                  $6,047,322      $4,574,714
                                Interest-bearing                                     10,886,783       8,574,297
                              Savings                                                 6,104,644       4,222,282
                              Time                                                    3,202,883       3,330,107
                                                                                   -----------------------------
                                Total deposits                                       26,241,632      20,701,400

                  Other borrowed money                                                  165,853         311,510
                  Other liabilities                                                     274,377         221,982
                  Convertible Trust Capital Securities - Commerce Capital Trust II      200,000         200,000
                                                                                   -----------------------------
                                                                                     26,881,862      21,434,892

Stockholders'     Common stock, 79,435,506 shares issued (76,869,415 shares in 2003)     79,436          76,869
Equity            Capital in excess of par or stated value                              967,296         866,095
                  Retained earnings                                                     501,477         347,365
                  Accumulated other comprehensive income                                 12,748          (3,702)
                                                                                   -----------------------------
                                                                                      1,560,957       1,286,627

                  Less treasury stock, at cost, 397,805 shares (363,076 shares in 2003)  11,338           9,339
                                                                                   -----------------------------
                                Total stockholders' equity                            1,549,619       1,277,288
                                                                                   -----------------------------

                                                                                    $28,431,481     $22,712,180
                                                                                   =============================



                                                  Commerce Bancorp, Inc. and Subsidiaries
                                                     Consolidated Statements of Income
                                                                (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Three Months Ended                      Nine Months Ended
                                                                    September 30,                          September 30,
                                                         ------------------------------------  -----------------------------------
     (dollars in thousands, except per share amounts)      2004         2003       % Change        2004         2003      % Change
-------------------------------------------------------------------------------------------    -----------------------------------

Interest     Interest and fees on loans                   $124,698      $98,889       26 %        $346,858     $287,558       21 %
income       Interest on investments                       195,968      134,984       45           537,396      371,743       45
             Other interest                                    148           28      429               642          205      213
                                                         ------------------------------------    -----------------------------------
                  Total interest income                    320,814      233,901       37           884,896      659,506       34
                                                         ------------------------------------    -----------------------------------

Interest     Interest on deposits:
expense         Demand                                      24,539       12,090      103            59,211       36,448       62
                Savings                                     12,408        6,890       80            30,410       19,999       52
                Time                                        14,210       16,682      (15)           43,117       50,915      (15)
                                                         ------------------------------------    -----------------------------------
                  Total interest on deposits                51,157       35,662       43           132,738      107,362       24
             Interest on other borrowed money                2,255        1,110      103             3,755        2,342       60
             Interest on long-term debt                      3,020        3,020        0             9,060        9,060        0
                                                         ------------------------------------    -----------------------------------
                  Total interest expense                    56,432       39,792       42           145,553      118,764       23
                                                         ------------------------------------    -----------------------------------

             Net interest income                           264,382      194,109       36           739,343      540,742       37
             Provision for loan losses                      10,750        7,250       48            30,998       21,050       47
                                                         ------------------------------------    -----------------------------------
             Net interest income after provision for
             loan losses                                   253,632      186,859       36           708,345      519,692       36

Noninterest  Deposit charges and service fees               57,081       41,500       38           155,279      115,107       35
income       Other operating income                         42,089       41,976        0           121,339      126,724       (4)
             Net investment securities gains                   943        1,682      (44)            2,002        2,763      (28)
                                                         ------------------------------------    -----------------------------------
                  Total noninterest income                 100,113       85,158       18           278,620      244,594       14
                                                         ------------------------------------    -----------------------------------

                  Total Revenues                           364,495      279,267       31         1,017,963      785,336       30

Noninterest  Salaries and benefits                         114,467       92,732       23           315,917      261,152       21
expense      Occupancy                                      31,689       24,760       28            87,748       67,943       29
             Furniture and equipment                        27,987       21,770       29            79,167       63,552       25
             Office                                         11,082        9,906       12            32,922       28,325       16
             Marketing                                       8,994        9,412       (4)           26,968       23,886       13
             Other                                          52,943       38,732       37           142,945      112,253       27
                                                         ------------------------------------    -----------------------------------
                  Total noninterest expenses               247,162      197,312       25           685,667      557,111       23
                                                         ------------------------------------    -----------------------------------

             Income before income taxes                    106,583       74,705       43           301,298      207,175       45
             Provision for federal and state income taxes   36,493       25,231       45           102,998       69,494       48
                                                         ------------------------------------    -----------------------------------
             Net income                                    $70,090      $49,474       42 %        $198,300     $137,681       44 %
                                                         ====================================    ===================================

             Net income per common and common equivalent share:
                Basic                                        $0.89        $0.70       27 %           $2.54        $1.98       28 %
                                                         ------------------------------------    -----------------------------------
                Diluted                                      $0.84        $0.67       25             $2.38        $1.90       25
                                                         ------------------------------------    -----------------------------------
             Average common and common equivalent shares outstanding:
                Basic                                       78,625       70,787       11            77,925       69,442       12
                                                         ------------------------------------    -----------------------------------
                Diluted                                     86,045       73,926       16            85,932       72,614       18
                                                         ------------------------------------    -----------------------------------
             Cash dividends, common stock                    $0.19        $0.17       12 %           $0.57        $0.50       14 %
                                                         ====================================    ===================================


                                      Commerce Bancorp, Inc. and Subsidiaries
                                         Consolidated Statements of Income
                                                    (unaudited)




--------------------------------------------------------------------------------------------------------------------------------
                                                                                     Three Months Ended
                                                             -------------------------------------------------------------------
                                                             September 30,  June 30,                     September 30,
                                                             -------------------------------------------------------------------
              (dollars in thousands, except per share amounts)  2004          2004        % Change          2003      % Change
--------------------------------------------------------------------------------------------------------------------------------

Interest      Interest and fees on loans                        $124,698     $113,947         9 %           $98,889       26 %
income        Interest on investments                            195,968      177,929        10             134,984       45
              Other interest                                         148          154        (4)                 28      429
                                                             ----------------------------------------    -----------------------
                   Total interest income                         320,814      292,030        10             233,901       37
                                                             ----------------------------------------    -----------------------

Interest      Interest on deposits:
expense          Demand                                           24,539       18,729        31              12,090      103
                 Savings                                          12,408       10,216        21               6,890       80
                 Time                                             14,210       14,264        (0)             16,682      (15)
                                                             ----------------------------------------    -----------------------
                   Total interest on deposits                     51,157       43,209        18              35,662       43
              Interest on other borrowed money                     2,255        1,052       114               1,110      103
              Interest on long-term debt                           3,020        3,020         0               3,020        0
                                                             ----------------------------------------    -----------------------
                   Total interest expense                         56,432       47,281        19              39,792       42
                                                             ----------------------------------------    -----------------------

              Net interest income                                264,382      244,749         8             194,109       36
              Provision for loan losses                           10,750       10,748         0               7,250       48
                                                             ----------------------------------------    -----------------------
              Net interest income after provision for
               loan losses                                       253,632      234,001         8             186,859       36

Noninterest   Deposit charges and service fees                    57,081       52,717         8              41,500       38
income        Other operating income                              42,089       38,923         8              41,976        0
              Net investment securities gains                        943          635        49               1,682      (44)
                                                             ----------------------------------------    -----------------------
                   Total noninterest income                      100,113       92,275         8              85,158       18
                                                             ----------------------------------------    -----------------------

                   Total Revenues                                364,495      337,024         8             279,267       31

Noninterest   Salaries and benefits                              114,467      104,110        10              92,732       23
expense       Occupancy                                           31,689       27,949        13              24,760       28
              Furniture and equipment                             27,987       27,001         4              21,770       29
              Office                                              11,082       10,920         1               9,906       12
              Marketing                                            8,994        9,278        (3)              9,412       (4)
              Other                                               52,943       46,997        13              38,732       37
                                                             ----------------------------------------    -----------------------
                   Total noninterest expenses                    247,162      226,255         9             197,312       25
                                                             ----------------------------------------    -----------------------

              Income before income taxes                         106,583      100,021         7              74,705       43
              Provision for federal and state income taxes        36,493       33,786         8              25,231       45
                                                             ----------------------------------------    -----------------------
              Net income                                         $70,090      $66,235         6 %           $49,474       42 %
                                                             ========================================    =======================

              Net income per common and common equivalent share:
                 Basic                                             $0.89        $0.85         5 %             $0.70       27 %
                                                             ----------------------------------------    -----------------------
                 Diluted                                           $0.84        $0.79         6               $0.67       25
                                                             ----------------------------------------    -----------------------
              Average common and common equivalent shares outstanding:
                 Basic                                            78,625       77,980         1              70,787       11
                                                             ----------------------------------------    -----------------------
                 Diluted                                          86,045       86,260        (0)             73,926       16
                                                             ----------------------------------------    -----------------------
              Cash dividends, common stock                         $0.19        $0.19         0 %             $0.17       12 %
                                                             ========================================    =======================

              Return on average assets                              1.02 %       1.03 %                        0.96 %
              Return on average equity                             18.97        19.86                         21.17


                                                          Commerce Bancorp, Inc.
                                                   Selected Consolidated Financial Data
                                                               (Unaudited)


                                                              Three Months Ended                           Nine Months Ended
                                                                 September 30,                               September 30,
                                                     --------------------------------------      -----------------------------------
                                                                                    %                                           %
                                                         2004         2003        Change           2004            2003      Change
                                                     -----------   ------------  ---------------------------  ------------  --------
                                                     (dollars and shares in thousands)           (dollars and shares in thousands)

Income Statement Data:
  Net interest income                                  $264,382     $194,109       36 %          $739,343        $540,742       37 %
  Provision for loan losses                              10,750        7,250       48              30,998          21,050       47
  Noninterest income                                    100,113       85,158       18             278,620         244,594       14
  Total revenues                                        364,495      279,267       31           1,017,963         785,336       30
  Noninterest expense                                   247,162      197,312       25             685,667         557,111       23
  Net income                                             70,090       49,474       42             198,300         137,681       44


Per Share Data:
  Net income - Basic                                      $0.89        $0.70       27 %             $2.54           $1.98       28 %
  Net income - Diluted                                     0.84         0.67       25                2.38            1.90       25

  Book value - Basic                                                                               $19.61          $16.35       20 %
  Book value - Diluted, excludes conversion                                                         18.61           15.69       19
  Book value - Diluted if converted                                                                 20.10            0.00        -

  Revenue per share - Diluted, excludes conversion       $17.73       $15.11       17 %            $16.52          $14.42       15 %

  Weighted Average Shares Outstanding:
   Basic                                                 78,625       70,787                       77,925          69,442
   Diluted                                               86,045       73,926                       85,932          72,614

Balance Sheet Data:

  Total assets                                                                                $28,431,481     $21,359,169       33 %
  Loans (net)                                                                                   8,779,438       6,720,476       31
  Allowance for loan losses                                                                       131,529         103,592       27
  Securities available for sale                                                                12,692,985      10,416,934       22
  Securities held to maturity                                                                   4,080,134       2,102,235       94
  Total deposits                                                                               26,241,632      19,555,097       34
  Core deposits                                                                                25,108,705      18,595,755       35
  Convertible Trust Capital Securities - Commerce Capital Trust II                                200,000         200,000        -
  Stockholders' equity                                                                          1,549,619       1,234,562       26

Capital:

  Stockholders' equity to total assets                                                               5.45 %          5.78 %

  Risk-based capital ratios:
   Tier I                                                                                           12.42           12.68
   Total capital                                                                                    13.39           13.62

  Leverage ratio                                                                                     6.30            6.68

Performance Ratios:

  Cost of funds                                            0.90 %       0.85 %                       0.84 %          0.94 %
  Net interest margin                                      4.29         4.21                         4.32            4.39
  Return on average assets                                 1.02         0.96                         1.03            0.98
  Return on average total stockholders' equity            18.97        21.17                        18.90           18.97



The following summary presents information regarding non-performing loans and assets as of September 30, 2004 and the preceding four quarters (dollar amounts in thousands).

                                           September 30,     June 30,        March 31,     December 31,    September 30,
                                               2004            2004            2004            2003            2003
                                           --------------  --------------  --------------  --------------  --------------
Non-accrual loans:
   Commercial                                    $22,647         $17,382         $19,701          $6,867          $7,295
   Consumer                                        9,784          11,675           9,984           9,242           8,295
   Commercial real estate:
     Construction                                      -               -               -             138               -
     Mortgage                                      1,251             675             810           5,494           7,502
                                           --------------  --------------  --------------  --------------  --------------
        Total non-accrual loans                   33,682          29,732          30,495          21,741          23,092
                                           --------------  --------------  --------------  --------------  --------------

Restructured loans:
   Commercial                                      3,614               1               1               1               2
   Consumer                                            -               -               -               -               -
   Commercial real estate:
     Construction                                      -               -               -               -               -
     Mortgage                                          -               -               -               -               -
                                           --------------  --------------  --------------  --------------  --------------
        Total restructured loans                   3,614               1               1               1               2
                                           --------------  --------------  --------------  --------------  --------------

   Total non-performing loans                     37,296          29,733          30,496          21,742          23,094
                                           --------------  --------------  --------------  --------------  --------------

Other real estate                                    972             653           1,890           1,831           1,670
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets                       38,268          30,386          32,386          23,573          24,764
                                           --------------  --------------  --------------  --------------  --------------

Loans past due 90 days or more
   and still accruing                                614             318             696             538             649
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets and
   loans past due 90 days or more                $38,882         $30,704         $33,082         $24,111         $25,413
                                           ==============  ==============  ==============  ==============  ==============

Total non-performing loans as a
   percentage of total period-end
   loans                                           0.42%           0.36%           0.39%           0.29%           0.34%

Total non-performing assets as a
   percentage of total period-end assets           0.13%           0.11%           0.13%           0.10%           0.12%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of total period-end assets           0.14%           0.11%           0.13%           0.11%           0.12%

Allowance for loan losses as a
   percentage of total non-performing
   loans                                            353%            419%            385%            515%            449%

Allowance for loan losses as a percentage
   of total period-end loans                       1.48%           1.50%           1.51%           1.51%           1.52%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of stockholders' equity and
   allowance for loan losses                          2%              2%              2%              2%              2%



The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)

                                                                                                                      Year
                                              Three Months Ended                  Nine Months Ended                  Ended
                                         -----------------------------       -----------------------------
                                          09/30/04          09/30/03          09/30/04          09/30/03           12/31/03
                                         ------------      -----------       ------------      -----------       --------------



Balance at beginning of period              $124,688          $99,318           $112,057          $90,733              $90,733
Provisions charged to operating expenses      10,750            7,250             30,998           21,050               31,850
                                         ------------      -----------       ------------      -----------       --------------
                                             135,438          106,568            143,055          111,783              122,583

Recoveries on loans charged-off:
   Commercial                                    435              111                695              456                  669
   Consumer                                      265              239                636              516                  584
   Commercial real estate                          4                -                 52                -                   11
                                         ------------      -----------       ------------      -----------       --------------
Total recoveries                                 704              350              1,383              972                1,264

Loans charged-off:
   Commercial                                 (1,634)          (1,608)            (6,514)          (4,673)              (5,601)
   Consumer                                   (2,968)          (1,684)            (4,744)          (4,439)              (5,950)
   Commercial real estate                        (11)             (34)            (1,651)             (51)                (239)
                                         ------------      -----------       ------------      -----------       --------------
Total charge-offs                             (4,613)          (3,326)           (12,909)          (9,163)             (11,790)
                                         ------------      -----------       ------------      -----------       --------------
Net charge-offs                               (3,909)          (2,976)           (11,526)          (8,191)             (10,526)
                                         ------------      -----------       ------------      -----------       --------------

Balance at end of period                    $131,529         $103,592           $131,529         $103,592             $112,057
                                         ============      ===========       ============      ===========       ==============



Net charge-offs as a percentage of
average loans outstanding                       0.18  %          0.18  %            0.19  %          0.17  %              0.16  %


Net Reserve Additions                         $6,841           $4,274            $19,472          $12,859              $21,324


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

                             Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                              (unaudited)


                                  --------------------------------------------------------------------------------------------------

                                           September 2004                       June 2004                       September 2003
                                  ------------------------------    ------------------------------    ------------------------------
                                   Average                 Average   Average                 Average   Average               Average
                                   Balance    Interest     Rate      Balance      Interest   Rate      Balance      Interest  Rate
                                  ------------------------------    ------------------------------    ------------------------------
(dollars in thousands)
Earning Assets
----------------------------------
Investment securities
  Taxable                        $15,741,541   $191,627    4.84 %  $14,747,643   $173,678    4.74 %  $11,605,502   $131,158    4.48%
  Tax-exempt                         385,814      5,126    5.29        290,200      4,465    6.19        229,566      3,771    6.52
  Trading                            159,954      1,552    3.86        174,578      2,075    4.78        155,541      2,115    5.40
                                  ----------- ----------   -----    -----------   --------   -----    -----------   --------  ------
Total investment securities       16,287,309    198,305    4.84     15,212,421    180,218    4.76     11,990,609    137,044    4.53
Federal funds sold                    40,413        148    1.46         62,357        154    0.99         10,641         28    1.04
Loans
  Commercial mortgages             3,189,126     48,881    6.10      3,021,768     45,333    6.03      2,520,594     39,189    6.17
  Commercial                       2,069,986     28,552    5.49      1,961,351     25,477    5.22      1,612,069     21,968    5.41
  Consumer                         3,024,776     43,287    5.69      2,767,826     39,079    5.68      2,262,426     34,309    6.02
  Tax-exempt                         337,374      6,121    7.22        335,505      6,243    7.48        271,436      5,266    7.70
                                  ----------- ----------   -----    -----------   --------   -----    -----------   --------  ------
Total loans                        8,621,262    126,841    5.85      8,086,450    116,132    5.78      6,666,525    100,732    5.99

                                  ----------- ----------   -----   -----------    --------   -----    -----------   --------  ------
Total earning assets             $24,948,984   $325,294    5.19 %  $23,361,228   $296,504    5.10 %  $18,667,775   $237,804    5.06%
                                  ===========                      ===========                       ===========

Sources of Funds
----------------------------------
Interest-bearing liabilities
  Savings                         $5,715,755    $12,408    0.86 %   $5,276,657    $10,216    0.78 %   $3,938,114     $6,889    0.69%
  Interest bearing demand         10,270,059     24,539    0.95      9,643,771     18,729    0.78      7,293,024     12,090    0.66
  Time deposits                    2,409,160     11,046    1.82      2,507,526     11,378    1.82      2,470,306     13,849    2.22
  Public funds                       800,579      3,164    1.57        856,683      2,886    1.35        813,271      2,834    1.38
                                  ----------- ----------   -----    -----------   --------   -----    -----------   --------  ------
     Total deposits               19,195,553     51,157    1.06     18,284,637     43,209    0.95     14,514,715     35,662    0.97

  Other borrowed money               614,282      2,255    1.46        523,931      1,052    0.81        727,128      1,111    0.61
  Long-term debt                     200,000      3,020    6.01        200,000      3,020    6.07        200,000      3,020    5.99
                                  ----------- ----------   -----    -----------   --------   -----    -----------   --------  ------
Total deposits and
 interest-bearing liabilities     20,009,835     56,432    1.12     19,008,568     47,281    1.00     15,441,843     39,793    1.02

Noninterest-bearing funds (net)    4,939,149                         4,352,660                         3,225,932
                                  ----------- ----------   -----    -----------   --------  -----    -----------    --------  ------
Total sources to fund earning
 assets                          $24,948,984     56,432    0.90    $23,361,228     47,281    0.81    $18,667,775     39,793    0.85
                                 =========== ----------   -----    ===========   --------   -----    ===========    --------  ------

Net interest income and
     margin tax-equivalent basis               $268,862    4.29 %                $249,223    4.29 %                $198,011    4.21%
                                              ==========   =====                 ========    =====                 ========   ======

Other Balances
----------------------------------
Cash and due from banks           $1,145,324                        $1,163,942                          $971,495
Other assets                       1,430,576                         1,419,098                         1,180,451
Total assets                      27,393,847                        25,822,157                        20,717,697
Total deposits                    24,852,938                        23,541,453                        18,611,894
Demand deposits
 (noninterest-bearing)             5,657,385                         5,256,816                         4,097,179
Other liabilities                    248,878                           222,779                           243,799
Stockholders' equity               1,477,749                         1,333,994                           934,876
Allowance for loan losses            131,037                           122,111                           102,024



Notes  -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
       -Non-accrual loans have been included in the average loan balance.
       -Consumer loans include mortgage loans held for sale.


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


                                     Commerce Bancorp, Inc. and Subsidiaries
                                       Computation of Net Income Per Share
                                (dollars in thousands, except per share amounts)




                                                             Three Months Ended             Nine Months Ended
                                                                September 30,                 September 30,
                                                          -------------------------     --------------------------

                                                             2004          2003            2004           2003
                                                          -----------   -----------     -----------    -----------
Basic:
Net income                                                   $70,090       $49,474        $198,300       $137,681
                                                          ===========   ===========     ===========    ===========

Average common shares outstanding                             78,625        70,787          77,925         69,442
                                                          ===========   ===========     ===========    ===========

Net income per share of common stock                           $0.89         $0.70           $2.54          $1.98
                                                          ===========   ===========     ===========    ===========





Diluted:
Net income                                                   $70,090       $49,474        $198,300       $137,681
Interest expense on trust preferred securities                 1,963                         5,889
                                                          -----------   -----------     -----------    -----------
                                                             $72,053       $49,474        $204,189       $137,681
                                                          ===========   ===========     ===========    ===========

Average common shares outstanding                             78,625        70,787          77,925         69,442
Additional shares considered in diluted
     computation assuming:
        Exercise of stock options                              3,629         3,139           4,216          3,172
        Conversion of trust preferred securities               3,791                         3,791

                                                          -----------   -----------     -----------    -----------
Average number of shares outstanding
   on a diluted basis                                         86,045        73,926          85,932         72,614
                                                          ===========   ===========     ===========    ===========

Net income per common share - diluted                          $0.84         $0.67           $2.38          $1.90
                                                          ===========   ===========     ===========    ===========

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